AFL-CIO Housing Investment Trust
 Performance Commentary
 1st Quarter 2016

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
April 14, 2016

Financial markets in the first quarter of 2016 were extremely volatile. Following uncertainty about global economic growth and the Federal Reserve tightening schedule, as well as plummeting oil prices in the second half of 2015, the first quarter started out with a massive flight to quality.  As investors shunned risk amid fears of a global growth slowdown, U.S. Treasury prices rose significantly and corporate bond and equity prices plunged in January and into February.  By mid-February corporate bond, equity, and oil prices began to reverse.  March was one of the best months on record for corporate bonds since the inception of the Barclay's Capital Aggregate Bond Index (Barclays Aggregate). Treasury yields rose during March until the Federal Open Market Committee (FOMC) meeting, but fell based on the Fed's shift to a more dovish position.  Overall, interest rates remained low during the quarter for reasons including concerns about weaker global growth and comments by Fed Chair Yellen indicating that the Fed may accept higher inflation in the future in exchange for more robust growth.

The HIT's gross and net returns for the first quarter were 2.86% and 2.74%, respectively, compared to 3.03% for the Barclays Aggregate. The strong performance by Treasuries, good performance by corporate bonds, mixed performance for multifamily mortgage-backed securities (MBS), and the HIT's slightly shorter duration contributed to the HIT's underperformance versus the benchmark. The HIT underweights Treasuries, does not hold corporate debt, and has defensively managed its duration in the current low rate environment.  Overall, on an absolute basis it was strong quarter for the HIT and other fixed income products.

In the long-term, the HIT tends to outperform the benchmark.  Last year, for the 23rd consecutive calendar year, the HIT outperformed on a gross basis by 103 basis points and on a net basis by 58 basis points – the 15th time since 1993.  The HIT's prudent strategy of specializing in high credit quality multifamily MBS, and focusing on construction-related securities in particular, is designed to generate competitive risk-adjusted returns over time while minimizing credit risk.

During the first quarter, the HIT committed $33 million to finance two projects with total development investment of $40 million, adding to the construction-related MBS in its portfolio.  Since it began the Construction Jobs Initiative in 2009, the HIT has helped to finance 82 projects from coast to coast, creating an estimated 22,610 union construction jobs – approaching its goal of 25,000.  At the end of the quarter, the HIT's allocation to multifamily securities was close to 64%, up from 62% at the end of December 2015.

Performance as of March 31, 2016

For the 1-, 3-, 5-, and 10-year periods ending March 31, 2016 the HIT outperformed the benchmark by 75, 47, 40 and 44 basis points, respectively, on a gross basis, having gross returns of 2.71%, 2.97%, 4.18%, and 5.34%.  The HIT underperformed on a gross basis for the first quarter by 17 basis points, with a return of 2.86%. The HIT's net returns were 2.74%, 2.27%, 2.53%, 3.73%, and 4.89% for the first quarter, 1-, 3-, 5-, and 10-year periods ending March 31.  These returns exceeded the benchmark for the 1- and 3- year periods, by 31 and 3 basis points and lagged for the quarter, 5-, and 10-year periods by 29, 5, and 1 basis points, respectively.

Total Returns: HIT vs. Benchmark
As of March 31, 2016
6%
5%
4%
3%
2%
1%
0%
2.86%
2.74%
3.03%
2.71%
2.27%
1.96%
2.97%
2.53%
2.50%
4.18%
3.73%
3.78%
5.34%
4.89%
4.90%
Q1 2016
1-year
3-year
5-year
10-year
HIT Gross Return
HIT Net Return
Barclays Aggregate Index

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available on the HIT's website as www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Riskier markets, such as oil, other energy products, corporate bonds, and equities were extremely volatile for the quarter, with prices hammered early in the quarter before reversing direction by quarter-end.  Central banks continued to be accommodative across the globe and the FOMC signaled that it would be patient in normalizing short-term rates.   The Treasury yield curve twisted, with intermediate maturities dropping more than the short and long ends of the curve.  For the quarter as a whole, 2-, 3-, 5- , 10-, and 30-year Treasury yields fell by 33, 46, 55, 50, and 40 basis points, respectively.  Investment grade corporate bonds produced excess returns of 16 basis points (with January, February, and March at -215, -31, and 262 basis points, respectively).  At the end of the quarter, the HIT was underweighted to Treasuries by 27 percentage points, with an allocation of 10%, compared to 37% in the Barclays Aggregate.  Corporate bonds, which the HIT does not hold, represented 25% of the benchmark at quarter-end.

U.S. Treasury Yield Curve Shift
Percent
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2-Year
3-Year
5-Year
10-Year
30-Year
1.05
0.72
0.67
1.31
1.07
0.85
1.76
1.65
1.21
2.27
2.17
1.77
3.01
2.75
2.61
12/31/2014
12/31/2015
3/31/2016

Source: Bloomberg

Spreads to Treasuries for the HIT's multifamily MBS were nearly flat during January, but widened along with other spread product during February and tightened with other spread product in March. Over the quarter, spreads were mixed, with Ginnie Mae permanent loan certificate spreads widening by 5 basis points and spreads on Ginnie Mae construction/permanent certificates and Fannie Mae multifamily DUS securities tightening by 3 and 12 basis points, respectively.  These spreads remain historically attractive for new portfolio acquisitions.

Historical Multifamily Spreads
March 2011- March 2016
Spreads to 10-Year Treasury in Basis Points
220
200
180
160
140
120
100
80
60
40
20
0
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Ginnie Mae Permanent
Ginnie Mae Construction/Permanent
Fannie Mae Multifamily 10/9.5 DUS

Source: HIT and Wall Street Brokers

Outlook for the HIT

By investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile, the HIT seeks competitive risk-adjusted returns. The high credit quality assets in which the HIT invests include multifamily MBS that are insured or guaranteed by a U.S. government agency, a government-sponsored enterprise (GSE), or issued by certain state and local housing finance agencies, and are structured to provide prepayment protection. By substituting these multifamily MBS for corporate debt and some Treasury and GSE debt securities in the benchmark, the portfolio can be managed to have similar interest rate risk (duration is generally within a range of plus or minus 0.5 years to the benchmark).  Approximately 95.5% of the HIT portfolio at March 31, 2016, consisted of investments that were insured or guaranteed by the U.S. government or a GSE, had a AAA credit profile, or were invested in cash, compared to 71.5% in the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
March 31, 2016
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	95.5%	71.5%	Effective Duration	4.98	5.46
A & Below	0.1%	24.1%	Convexity	0.10	0.05
Yield Advantage			Similar Call Risk
Current Yield	3.20%	2.99%	Call Protected	77%	72%
→ 21 basis point Yield Advantage			Not Call Protected	23%	28%

With the continued elevated level of uncertainty in the macro environment, including geopolitical risks in Asia, Europe, and the Middle East, 2016 may continue to be challenging for the fixed-income market. Uncertainty regarding Federal Reserve actions could also produce difficult conditions for fixed-income managers. Overseas monetary policies, such as the recently announced European Central Bank program to cut its main interest rates and expand its bond-buying program, could result in stronger corporate performance in the U.S. as well as in Europe, which could negatively impact the HIT's relative performance. Notwithstanding, the HIT does not expect long-term U.S. interest rates to rise significantly due to relatively low inflation and the negative impact of subdued global growth.

The multifamily securities market for the remainder of 2016 should present good opportunities for the HIT.  Multifamily rental demand is likely to remain strong due to demographics and older properties will continue to require substantial renovation. The need to preserve and create affordable housing in particular should provide prospective investments for the HIT. By continuing to form new partnerships and working with its existing networks of developers, mortgage bankers, and labor and community organizations to seek attractive investments in multifamily housing across the country, the HIT should add to its project pipeline for 2016 and beyond. The HIT continues to actively seek capital to fund these income- and job-generating investments.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2016, unless otherwise noted.
The calculation of the HIT current yield herein represents a widely accepted portfolio characteristic based on coupon rate, current price, and is not current yield or other performance data as defined by the SEC in Rule 482.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT's website at www.aflcio-hit.com.